Exhibit 24.1



                               POWERS OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Byron S. Kalogerou, his or her true and lawful attorney-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this registration statement on Form S-8 and any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorney-in-fact and agent or either of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

       Signature                          Title                        Date
       ---------                          -----                        ----
 /s/  L. Dennis Kozlowski       Executive Chairman and           August 3, 2000
--------------------------      Director
      L. Dennis Kozlowski

/s/   Neil R. Garvey            Principal Executive Officer and  August 3, 2000
--------------------------      Director
      Neil R. Garvey

/s/   David W. Van Rossum       Principal Financial and          August 3, 2000
--------------------------      Accounting Officer
      David W. Van Rossum

/s/   Mark H. Swartz            Vice President and Director      August 3, 2000
--------------------------
      Mark H. Swartz

/s/   Brenda C. Barnes          Director                         August 3, 2000
--------------------------
      Brenda C. Barnes

/s/   Frank Doyle               Director                         August 3, 2000
--------------------------
      Frank Doyle

/s/   Warren V. Musser          Director                          August 3, 2000
--------------------------
      Warren V. Musser

/s/   Donald J. Puglisi         Authorized Representative         August 3, 2000
--------------------------       in the United States
      Puglisi & Associates
      By: Donald J. Puglisi